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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                ----------------



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 14, 2007



                                  ORBCOMM Inc.
             (Exact name of registrant as specified in its charter)



          DELAWARE                  001-33118            41-2118289
(State or Other Jurisdiction       (Commission        (I.R.S. Employer
      of Incorporation)            File Number)      Identification No.)



                         2115 LINWOOD AVENUE, SUITE 100
                           FORT LEE, NEW JERSEY 07024
              (Address of principal executive offices) (Zip code)



                                 (201) 363-4900
              (Registrant's telephone number, including area code)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On May 14, 2007, ORBCOMM Inc. (the "Company") released its earnings for the first fiscal quarter of 2007 and is furnishing a copy of the earnings release to the Securities and Exchange Commission under Item 2.02 of this Current Report on Form 8-K. In addition, the Company will discuss its financial results during a webcast and teleconference call Monday, May 14, 2007 at 10:30 a.m. (ET). To access the webcast and teleconference call, go to the Company's website at http://www.orbcomm.com.

The press release is attached herewith as Exhibit 99 and is incorporated herein by reference.

EBITDA is defined as earnings before interest income (expense), provision for income taxes and depreciation and amortization. The Company believes EBITDA is useful to its management and investors in evaluating its operating performance because it is one of the primary measures used by the Company to evaluate the economic productivity of its operations, including its ability to obtain and maintain its customers, its ability to operate its business effectively, the efficiency of its employees and the profitability associated with their performance; it also helps the Company's management and investors to meaningfully evaluate and compare the results of its operations from period to period on a consistent basis by removing the impact of its financing transactions and the depreciation and amortization impact of capital investments from its operating results. In addition, the Company's management uses EBITDA in presentations to the Company's board of directors to enable it to have the same measurement of operating performance used by management and for planning purposes, including the preparation of the Company's annual operating budget. The Company also believes that EBITDA less stock-based compensation expense (Adjusted EBITDA) is useful to investors to evaluate the Company's core operating results and financial performance because the exclusion of stock-based compensation expense is useful, given the significant variation in expense that can result from changes in the fair market value of the Company's common stock. EBITDA and Adjusted EBITDA are not performance measures calculated in accordance with accounting principles generally accepted in the United States, or GAAP. While the Company considers EBITDA and Adjusted EBITDA to be important measures of operating performance, they should be considered in addition to, and not as a substitute for, or superior to, net loss or other measures of financial performance prepared in accordance with GAAP and may be different than EBITDA and Adjusted EBITDA measures presented by other companies.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

      99       Press Release of the Company dated May 14, 2007.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          ORBCOMM Inc.




                                          By  /s/ Robert G. Costantini
                                              -----------------------------
                                              Name:  Robert G. Costantini
                                              Title: Executive Vice President
                                                     and Chief Financial Officer



Date:  May 14, 2007






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                                 EXHIBIT INDEX

   Exhibit
   Number                        Description of Exhibit
   -------                       ----------------------

     99           Press Release of the Company dated May 14, 2007.